RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2023
RELATED PARTY TRANSACTIONS
Summary of related party transactions
1.	Shares sold to Related Parties (See Notes 9 and 12 above)	$1,000,000
2.	Notes payable to related party converted to shares (See Notes 9 and 12 above)	1,000,000
3.	Compensation to officers (Value of 3 million shares owed to Paul Averback in 2023 was $1,754,513, and the value of 1.5 million shares owed to Paul Averback for back pay was $1,455,000, in which $2,053,869 was attributable to G&A, and $1,155,644 was attributable to R&D. The value of 100,000 shares to a former executive was $72,096, attributable to G&A, totalling $3,282,409)	3,282,409
	Total Transactions for year	$5,282,409

Summary of Key management personnel compensation
In Thousands of US Dollars
Description	2023	2022	2021
Salary and Compensation	$157	$660	$750
Short-term employee benefits	2	14	14
Stock-based compensation	3,357	412	2,227
Total	$3,516	$1,086	$2,991